Exhibit 13.1

CERTIFICATION OF DANIEL VALOT, CHIEF EXECUTIVE OFFICER
AND OLIVIER DUBOIS, CHIEF FINANCIAL OFFICER,
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Each of Daniel Valot, Chief Executive Officer, and Olivier Dubois, Chief Financial Officer, of Technip, a société anonyme organized under French law, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Technip on Form 20-F for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, to his knowledge:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Technip.

By:	/s/ Daniel Valot
	Name:	Daniel Valot
	Title:	Chief Executive Officer

By:	/s/ Olivier Dubois
	Name:	Olivier Dubois
	Title:	Chief Financial Officer

Date: June 29, 2004